Supplement dated November 30, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Columbia Wanger International Equities Fund	5/1/2016
The first paragraph under the "Performance Information" section in the Summary of the Fund section is hereby superseded and replaced as follows:
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance. Effective November 30, 2016, the Fund compares its performance to the MSCI ACWI ex-US Small Cap Index (Net) (the New Index). Prior to this date, the Fund compared its performance to that of the S&P Global ex-U.S. Cap Range Companies Between USD 500 Million to USD5 Billion Index (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.
Additionally, the “Average Annual Total Returns” table within the “Performance Information” section of the Fund’s Summary is deleted in its entirety and replaced with the following:
Average Annual Total Returns (for periods ended December 31, 2015)
	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class I	05/07/2010	-1.39%	4.06%	7.56%
Class 2	05/07/2010	-1.64%	3.82%	7.33%
MSCI ACWI ex-US Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		2.60%	2.63%	7.03%
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index (reflects no deductions for fees, expenses or taxes)		0.21%	2.63%	6.93%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-74 A (11/16)